Subsequent Events	3 Months Ended	12 Months Ended
	May 31, 2022	Feb. 28, 2022
Subsequent Events [Abstract]
Subsequent events [Text Block]

21. Subsequent Events

The Company announced on June 7, 2022 that it had executed a non-binding agreement to acquire a US$5M revenue plastics business with 40% gross margins. The acquisition target has unaudited annual revenues of approximately US$5M with 40% gross margins. According to the non-binding agreement, Salona Global would pay US$6,500,000 or just over 1.2 times annual revenues, made up of an initial cash payment of US$3,000,000 and the issuance of up to 1,600,000 shares on closing, and US$2,500,000 in deferred payments upon performance.

The Company announced on June 9, 2022 that it had executed a non-binding agreement to acquire a US$14M revenue physical therapy medical and equipment business with 35% gross margins. The acquisition target has unaudited annual revenues of approximately US$14M. It reported 35% unaudited gross margins, has a strong balance sheet relative to revenue, and is generating free cash flow. According to the non-binding agreement, Salona Global would pay US$14,00,000 or one (1) times annual revenues, made up of an initial cash payment of US$9,000,000 on closing and the issuance of up to 3,300,000 shares* and US$3,000,000 in a subordinated note.

The Company announced on June 29, 2022 that it had signed an agreement to distribute the Hyperice™ suite of products. Additionally, Salona Global also announced receipt of its first orders of 600 units for the recently launched Mio-Guard® premium reusable electrode based on the acquisition of intellectual property ("IP") previously announced on April 14, 2022.

24. Subsequent events

The Company's management has evaluated subsequent events up to May 31, 2022, the date the consolidated financial statements were issued, pursuant to the requirements of ASC 855 and has determined the following material subsequent event:

On May 6, 2022, the Company issued 454,817 common stock pursuant to the exercise of broker warrants.

On March 11, 2022, the Company closed on an acquisition of Mio-Guard, LLC ("Mio-Guard") a medical device sales and marketing business serving the Midwest United States.

Under the terms of the Purchase Agreement, Inspira Financial Company, a wholly owned subsidiary of Salona Global (the " Salona Global Buyer ") will acquire all of the units of Mio-Guard from Mr. Zisholz in consideration for (i) 1,300,000 Class B units of the Salona Global Buyer (" Class B Units ") on closing, (ii) up to 125,000 Class B Units per quarter for eight consecutive quarters immediately following closing (subject to adjustment pursuant to customary closing adjustments), and (iii) two Class B Units for each dollar of EBITDA Mio-Guard generates during the eight quarters, subject to customary closing adjustments and subject to a maximum of 4,000,000 Class B Units to be issued.

The Class B Units will be non-voting, non-participating units of the Salona Global Buyer that will be exchangeable into Class "A" non-voting Common Shares of Salona Global ("Salona Global Class "A" Shares ") on a one for one basis. The Salona Global Class "A" Shares have the same attributes as the Common Shares of Salona Global (" Salona Global Common Shares "), except that the Salona Global Class "A" Shares are not listed on the TSX Venture Exchange, do not carry the right to vote, and are convertible, subject to certain terms and conditions, including a provision prohibiting a holder of Salona Global Class "A" Shares from converting Salona Global Class "A" Shares for Salona Global Common Shares if it would result in such holder holding more than 9.9% of the Salona Global Common Shares, into Salona Global Common Shares on a one-for-one basis. In addition, pursuant to the Contribution and Exchange Agreement, Mr. Zisholz is restricted from holding more than 500,000 Salona Global Common Shares at any time.